UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2007

THE MIDDLEBY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1400 Toastmaster Drive, Elgin, Illinois		60120
(Address of Principal Executive Offices)		(Zip Code)

(847) 741-3300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 3, 2007, the stockholders of The Middleby Corporation (the “Company”) approved an amendment (the “Amendment”) to the Company’s Restated Certificate of Incorporation to increase the total number of authorized shares of the Company’s Common Stock from 20,000,000 to 47,500,000. On May 3, 2007, the Company filed a Certificate of Amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to implement the Amendment, which became effective upon filing.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits.
Exhibit No.	Description

Exhibit 3.1	Certificate of Amendment to the Restated Certificate of Incorporation of
the Middleby Corporation, as filed with the Secretary of State of the State of Delaware on May 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Dated: May 3, 2007	By:	/s/ Timothy J. FitzGerald
Timothy J. FitzGerald
Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 3.1	Certificate of Amendment to the Restated Certificate of Incorporation of
the Middleby Corporation, as filed with the Secretary of State of the State of Delaware on May 3, 2007.